MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     28-May-97
Reporting Month:  April

          Class
          Interest    Beginning       Interest      Interest      Principal        Total        Applied Ending
Class     Rate        Balance         Accrual       Payment       Payment        Distribution   Losses  Balance
Class A-1  6.207500%  $298,547,325.67 $1,544,360.44 $1,544,360.44 $16,303,854.58 $17,848,215.09 $0.00   $282,243,471.09
Class A-2 15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3  7.000000%   $23,217,667.36   $135,436.39   $135,436.39    $121,928.03    $257,364.42 $0.00    $23,095,739.33
Class A-4  7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5  6.207500%   $11,685,118.31    $60,446.14    $60,446.14    $358,856.96    $419,303.10 $0.00    $11,326,261.35

                      $385,950,111.34 $2,352,742.97 $2,352,742.97 $16,784,639.57 $19,137,382.54 $0.00   $369,165,471.77

Class                CUSIP     Priority      Principal Type    Interest Type
Class A-1            589962AT6 Senior        Sequential        Floater
Class A-2            589962AU3 Senior        Sequential        Floater
Class A-3            589962AV1 Senior        Sequential        Fixed
Class A-4            589962AW  Senior        Sequential        Fixed
Class A-5            589962AX7 Senior        Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7
Payment Date:     28-May-97
Reporting Month:  April


                                                           Interest     Interest      Principal
          Original        Original  Integral     Record    Accrual      Payment       Payment     Ending           Remaining
Class     Balance         Pct Pool  Denomination Date      Factor       Factor        Factor      Balance          Principal Factor
Class A-1 $435,000,000.00 78.06%    $1,000.00    30-Apr-97  3.55025389   3.55025389   37.48012540 $282,243,471.09  0.64883557
Class A-2  $45,500,000.00  8.17%    $1,000.00    30-Apr-97 12.50000000  12.50000000    0.00000000  $45,500,000.00  1.00000000
Class A-3  $26,300,000.00  4.72%    $1,000.00    30-Apr-97  5.14967262   5.14967262    4.63604677  $23,095,739.33  0.87816499
Class A-4   $7,000,000.00  1.26%    $1,000.00    30-Apr-97  6.25000000   6.25000000    0.00000000   $7,000,000.00  1.00000000
Class A-5  $14,750,000.00  2.65%    $1,000.00    30-Apr-97  4.09804339   4.09804339   24.32928540  $11,326,261.35  0.76788213

          $528,550,000.00                                                                         $369,165,471.77

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   28-May-97
Report Date:    April

Collateral Proceeds Account


Beginning Balance                                         $0.00

Deposits                                                              Withdrawals

Interest Net of Servicing Fee                     $3,059,338.79       Interest Payments                $2,352,742.97
Principal                                        $16,784,639.57       Principal Payments              $16,784,639.57
Deposits From Reserve Fund                                $0.00       Surplus                            $666,602.89
Other Deposits                                            $0.00       MBIA Fee                            $39,992.93
                                                                      Discount Principal Reserve               $0.00

Total Deposit                                    $19,843,978.36       Total Withdrawals               $19,843,978.36

                                                                      Ending Balance                           $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 7

Payment Date:         28-May-97
Reporting Month       April

Reserve Funds and Subordination



                             Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance  Ending Balance
 Type
 Pool Over Collateralization 5.15% $28,702,601.63 6.92% $28,696,547.24 $0.00       $196,396.79 $397,665,622.22  7.17% $28,500,150.45


  Surplus Summary

  Class                      Total Distribution
  Surplus                           $666,602.89

  Delinquency Statistics
                                       Current              % of
                      # of Loans      Balance          Current Balance
  30+ Days                92         $11,900,173             2.99%
  60+ Days                27          $3,954,702             0.99%
  90+ Days                64          $7,770,423             1.95%
  Foreclosure             58          $8,180,216             2.06%
  REO                     17          $2,483,195             0.62%

  Totals                 258         $34,288,709             8.62%


  Advances on Delinquencies                                      $242,485.45
  Non-Recoverable Advances on Delinquencies                            $0.00